POWER OF ATTORNEY

      The undersigned officers and directors of FRANKLIN EQUITY FUND (the "Registrant") hereby appoint MARK H. PLAFKER, HARMON E. BURNS, DEBORAH R. GATZEK, KAREN L. SKIDMORE AND LARRY L. GREENE (with full power to each of them to act alone) his attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents referred to below relating to Post-Effective Amendments to the Registrant's registration statement on Form N-1A under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933 covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

   The undersigned officers and directors hereby execute this Power of Attorney as of this 19th day of March, 1998.

/S/ CHARLES E. JOHNSON                  /S/ CHARLES B. JOHNSON
Charles E. Johnson,                     Charles B. Johnson,
Principal Executive Officer             Director
and Director

/S/ FRANK H. ABBOTT, III                /S/ HARRIS J. ASHTON
Frank H. Abbott, III,                   Harris J. Ashton,
Director                                Director

/S/ S. JOSEPH FORTUNATO                 /S/ RUPERT H. JOHNSON, JR.
S. Joseph Fortunato,                    Rupert H. Johnson, Jr.,
Director                                Director

/S/ FRANK W. T. LAHAYE                  /S/ GORDON S. MACKLIN
Frank W. T. LaHaye,                     Gordon S. Macklin,
Director                                Director

/S/ R. MARTIN WISKEMANN                 /S/ MARTIN L. FLANAGAN
R. Martin Wiskemann,                    Martin L. Flanagan,
Director                                Principal Financial Officer

/S/ DIOMEDES LOO-TAM
Diomedes Loo-Tam,
Principal Accounting Officer